Money Market Funds

Prospectus Supplement

UBS Select Institutional Funds, UBS Select Preferred Funds, UBS Select Investor Funds and UBS Select Capital Funds

Supplement to the Prospectuses referenced below

March 31, 2015

Dear Investor:

The purpose of this supplement is to update information contained in Appendix A to the prospectuses.

The Securities Industry and Financial Markets Association ("SIFMA") has changed its "early close" recommendation schedule. SIFMA no longer recommends an early close on the afternoon before Good Friday; therefore, on April 2, 2015 (the business day prior to Good Friday), the funds will not advance the final time by which orders to buy or sell shares must be received by the transfer agent and expect to be open for normal business hours as elsewhere described in the prospectuses.

Appendix A to each of the prospectuses listed below is hereby updated accordingly to remove the reference to April 2, 2015, under the column captioned "Early close."

Fund Name	Date of Prospectus
UBS Money Series—UBS Select Prime Institutional Fund, UBS Select Treasury Institutional Fund, UBS Select Tax-Free Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Treasury Preferred Fund, UBS Select Tax-Free Preferred Fund, UBS Select Prime Investor Fund, UBS Select Treasury Investor Fund, UBS Select Tax-Free Investor Fund, UBS Select Prime Capital Fund, UBS Select Treasury Capital Fund and UBS Select Tax-Free Capital Fund	August 28, 2014

PLEASE BE SURE TO RETAIN THIS INFORMATION FOR FUTURE REFERENCE.

ZS-711